US.355951609.08 UNSECURED NOTE NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED BY THE COMPANY), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES. ANY TRANSFEREE OF THIS NOTE SHOULD CAREFULLY REVIEW THE TERMS OF THIS NOTE. THE PRINCIPAL AMOUNT REPRESENTED BY THIS NOTE, THE ISSUE PRICE, AMOUNT OF SUCH ISSUE PRICE ALLOCATED TO THE RELATED WARRANT, ISSUE DATE AND REDEMPTION PREMIUM OF THIS NOTE, TO THE EXTENT NOT SET FORTH HEREIN, MAY BE OBTAINED FROM THE COMPANY BY CONTACTING: WEJO GROUP LIMITED, CANON’S COURT, 22 VICTORIA STREET, HAMILTON HM12, BERMUDA, ATTENTION: CHIEF FINANCIAL OFFICER. Wejo Group Limited Unsecured Note Issuance Date: March 21, 2023 Principal Amount: U.S. $2,000,000 FOR VALUE RECEIVED, Wejo Group Limited, an exempted company incorporated under the laws of Bermuda (the “Company”), hereby promises to pay to the order of Timothy Lee or its registered assigns (“Holder”) the amount set forth above as the Principal Amount (the “Principal”) on the Maturity Date, or upon redemption or otherwise (in each case in accordance with the terms hereof). This Unsecured Note (including all Unsecured Notes issued in exchange, transfer or replacement hereof, this “Note”) is issued as of March 21, 2023 (the “Issuance Date”), by and between the Company and the Holder, as amended from time to time. Certain capitalized terms used herein are defined in Section 18. 1. PAYMENTS OF PRINCIPAL. On the Maturity Date, the Company shall pay to the Holder an amount in cash representing all outstanding and unpaid Principal at the Redemption Premium, in each case without any deduction or withholding except as may be required under applicable tax law. In the event any such deduction or withholding is required under applicable tax law, the Company (or its applicable agent) shall be entitled to make such deduction or withholding, and, to the extent that any amounts so deducted or withheld constitute Indemnified Taxes, the amount paid by the Company to the Holder shall be increased such that, after the deduction or withholding of such Indemnified Taxes, the Holder shall receive the same amount as the Holder would have received had no deduction or withholding been required. The Company may, at any time, prepay any portion of the outstanding Principal at the Redemption Premium. 2. RIGHTS UPON EVENT OF DEFAULT. (a) Events of Default. Each of the following events shall constitute an “Event of Default” and each of the events in clauses (iii), (iv) and (v) shall constitute a “Bankruptcy Event of Default”: (i) the Company’s failure to pay to the Holder the Principal at the Redemption Premium at or before the Maturity Date; DocuSign Envelope ID: 7C1FB7A6-70CE-4846-988F-FA3051326F4A

Wejo | Unsecured Note Page 2 (ii) bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for the relief of debtors shall be instituted by or against the Company or any Subsidiary and, if instituted against the Company or any Subsidiary by a third party, shall not be dismissed within 30 days of their initiation; (iii) the commencement by the Company or any Subsidiary of a voluntary case or proceeding under any applicable federal, state or foreign bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree, order, judgment or other similar document in respect of the Company or any Subsidiary in an involuntary case or proceeding under any applicable federal, state or foreign bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal, state or foreign law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Subsidiary or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the execution of a composition of debts, or the occurrence of any other similar federal, state or foreign proceeding, or the admission by it in writing of its inability to pay its debts generally as they become due, the taking of corporate action by the Company or any Subsidiary in furtherance of any such action or the taking of any action by any Person to commence a Uniform Commercial Code foreclosure sale or any other similar action under federal, state or foreign law; (iv) the entry by a court of (i) a decree, order, judgment or other similar document in respect of the Company or any Subsidiary of a voluntary or involuntary case or proceeding under any applicable federal, state or foreign bankruptcy, insolvency, reorganization or other similar law or (ii) a decree, order, judgment or other similar document adjudging the Company or any Subsidiary as bankrupt or insolvent, or approving as properly filed a petition seeking liquidation, reorganization, arrangement, adjustment or composition of or in respect of the Company or any Subsidiary under any applicable federal, state or foreign law or (iii) a decree, order, judgment or other similar document appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Subsidiary or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree, order, judgment or other similar document or any such other decree, order, judgment or other similar document unstayed and in effect for a period of thirty (30) consecutive days; (v) other than as specifically set forth in another clause of this Section 2(a), the Company or any Subsidiary breaches any representation or warranty in any material respect (other than representations or warranties subject to material adverse effect or materiality, which may not be breached in any respect), or any covenant or other term or condition of this Note, except, in the case of a breach of a covenant or other term or condition that is curable, only if such breach remains uncured for a period of five days; (vi) a false or inaccurate certification (including a false or inaccurate deemed certification) by the Company as to whether any Event of Default has occurred; or (vii) the validity or enforceability of any provision of this Note shall be contested by the Company or any of its Subsidiaries, a proceeding shall be commenced by the Company or any Subsidiary seeking to establish the invalidity or unenforceability thereof, or the Company or any Subsidiary shall deny in writing that it has any liability or obligation purported to be created under this Note. DocuSign Envelope ID: 7C1FB7A6-70CE-4846-988F-FA3051326F4A

Wejo | Unsecured Note Page 3 (b) Notice of an Event of Default. Upon the occurrence of an Event of Default with respect to this Note, the Company shall within one Business Day deliver written notice thereof via electronic mail and overnight courier (with next day delivery specified) to the Holder (an “Event of Default Notice”). (c) Holder Rights upon Event of Default. Subject to clause (e) below, upon an Event of Default, whether occurring prior to or following the Maturity Date, the Holder may, in its sole discretion, after providing written notice to the Company, elect to require the Company to pay, and the Company shall pay, to the Holder an amount in cash representing all outstanding Principal at the Redemption Premium in cash to the Holder no more than five Business Days following receipt of such notice. (d) Mandatory Redemption upon Bankruptcy Event of Default. Notwithstanding anything to the contrary herein, upon any Event of Default pursuant to Section 2(a) clauses (iii), (iv) and (v), whether occurring prior to or following the Maturity Date, the Company shall immediately pay to the Holder an amount in cash representing all outstanding Principal at the Redemption Premium, without the requirement for any notice or demand or other action by the Holder or any other person or entity, provided that the Holder may, in its sole discretion, waive such right to receive payment upon any Event of Default pursuant to Section 2(a) clauses (iii), (iv) and (v), in whole or in part, and any such waiver shall not affect any other rights of the Holder hereunder, including any other rights in respect of such Event of Default, and any right to payment as set forth herein. 3. HOLDER’S REPRESENTATIONS AND WARRANTIES. The Holder represents and warrants to the Company with respect to only itself that, as of the date hereof and as of the Issuance Date: (a) No Public Sale or Distribution. The Holder (i) is acquiring its Note and the Warrant, if any, and (ii) upon exercise of the Warrant, if any, will acquire the Warrant Shares, if any, issuable upon exercise thereof, in each case, for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof except pursuant to sales registered or exempted under the 1933 Act; provided, however, by making the representations herein, the Holder does not agree, or make any representation or warranty, to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption from registration under the 1933 Act. The Holder does not presently have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Note in violation of applicable securities laws. For purposes of this Note, “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and any Governmental Entity (as defined below) or any department or agency thereof. (b) Accredited Investor Status. At the time the Holder was offered the Securities, it was and, as of the date hereof, the Holder is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D. (c) Reliance on Exemptions. The Holder understands that the Notes is being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Holder’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Holder set forth herein in order to determine the availability of such exemptions and the eligibility of the Holder to acquire the Note. DocuSign Envelope ID: 7C1FB7A6-70CE-4846-988F-FA3051326F4A

Wejo | Unsecured Note Page 4 (d) Transfer or Resale. The Holder understands that the Note has not been registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred by the Holder or any other holder of such Note. (e) Validity; Enforcement. This Notes has been duly and validly authorized, executed and delivered on behalf of the Holder and shall constitute the legal, valid and binding obligations of the Holder enforceable against the Holder in accordance with its terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies. (f) No Conflicts. The execution, delivery and performance by the Holder of this Note and the consummation by the Holder of the transactions contemplated hereby will not (i) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Holder is a party, or (ii) assuming the accuracy of the Company’s representation and warranties herein, result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to the Holder, except in the case of clauses (i) and (ii) above, for such conflicts, defaults, rights or violations which could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Holder to perform its obligations hereunder. 4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to the Holder that, as of the date hereof and as of the Issuance Date: (a) Issuance of Securities. The issuance of the Note is duly authorized and when issued and delivered in accordance with the terms thereof, the Note shall be validly issued, fully paid and non-assessable and free from all preemptive or similar rights, mortgages, defects, claims, liens, pledges, charges, taxes, rights of first refusal, encumbrances, security interests and other encumbrances (collectively “Liens”) with respect to the issuance thereof. The Warrant Shares, if any (upon issuance in accordance with the Warrant, if any), will be validly issued, fully paid and non-assessable and free from all preemptive or similar rights or Liens with respect to the issuance thereof, with the Holder being entitled to all rights accorded to a holder of Common Shares. (b) No Conflicts. The execution, delivery and performance of the Note by the Company and the consummation by the Company of the transactions contemplated hereby (including, without limitation, the issuance of the Note, the Warrants, if any, and the Warrant Shares, and the reservation for issuance of the Warrant Shares, if any) will not (i) result in a violation of the Company’s certificate of incorporation (as may be amended from time to time, “Certificate of Incorporation”), certificate of formation, memorandum of association, articles of association, bylaws or other organizational documents of the Company or any of its Subsidiaries, or any capital stock or other securities of the Company or any of its Subsidiaries, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) in any respect under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or (iii) assuming the accuracy of the representations and warranties in Section 4, result in a violation of any law, rule, regulation, order, judgment or decree (including, without limitation, foreign, federal and state securities laws and regulations, and the rules and regulations of The Nasdaq Stock Market (“Nasdaq”) and including all applicable foreign, federal and state laws, rules and regulations) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected, assuming, with respect to clauses (ii) and (iii) above, the DocuSign Envelope ID: 7C1FB7A6-70CE-4846-988F-FA3051326F4A

Wejo | Unsecured Note Page 5 making of the Nasdaq Notification and except in the case of clauses (ii) and (iii) above, for such breaches, violations or conflicts as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. (c) No General Solicitation; No Placement Agent. Neither the Company, nor any of its Subsidiaries, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Note. Neither the Company nor any of its Subsidiaries has engaged any placement agent or other agent in connection with the offer or sale of the Note. 5. COVENANTS. Until this Note has been redeemed or otherwise satisfied in accordance with their terms: (a) Change in Nature of Business. The Company shall not, and the Company shall cause each of its Subsidiaries to not, directly or indirectly, engage in any material line of business substantially different from those lines of business conducted by or publicly contemplated to be conducted by the Company and each of its Subsidiaries on the Issuance Date or any business substantially related or incidental thereto. The Company shall not, and the Company shall cause each of its Subsidiaries to not, directly or indirectly, modify its or their corporate structure or purpose. (b) Preservation of Existence, Etc. The Company shall maintain and preserve, and cause each of its Subsidiaries to maintain and preserve, its existence, rights and privileges, and become or remain, and cause each of its Subsidiaries to become or remain, duly qualified and in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary; provided, however, that the Company shall have the right to merge or combine wholly-owned Subsidiaries hereunder, or eliminate or dissolve Subsidiaries, in each case where such restructuring does not have a material impact on the Company’s assets or ability to service the Note. (c) Maintenance of Properties, Etc. The Company shall maintain and preserve, and cause each of its Subsidiaries to maintain and preserve, all of its properties which are necessary or material to the conduct of its business in good working order and condition, ordinary wear and tear excepted, and comply, and cause each of its Subsidiaries to comply, at all times with the provisions of all material leases to which it is a party as lessee or under which it occupies property, so as to prevent any loss or forfeiture thereof or thereunder. (d) Maintenance of Intellectual Property. The Company will, and will cause each of its Subsidiaries to, take all commercially reasonable actions necessary or advisable to maintain all of the Intellectual Property Rights of the Company and/or any of its Subsidiaries that are necessary or material to the conduct of its business in full force and effect. (e) Maintenance of Insurance. The Company shall maintain, and cause each of its Subsidiaries to maintain, insurance with responsible and reputable insurance companies or associations (including, without limitation, comprehensive general liability, hazard, rent and business interruption insurance) with respect to its properties (including all real properties leased or owned by it) and business, in such amounts and covering such risks as is required by any governmental authority having jurisdiction with respect thereto or as is carried generally in accordance with sound business practice by companies in similar businesses similarly situated. (f) Transactions with Affiliates. The Company shall not, nor shall it permit any of its Subsidiaries to, enter into, renew, extend or be a party to, any transaction or series of related transactions (including, without limitation, the purchase, sale, lease, transfer or exchange of property or assets of any kind or the rendering of services of any kind) with any affiliate, except transactions between the Company and its Subsidiaries that are 100% owned, directly or indirectly, DocuSign Envelope ID: 7C1FB7A6-70CE-4846-988F-FA3051326F4A

Wejo | Unsecured Note Page 6 by the Company, and among such Subsidiaries, and for the avoidance of doubt, the transfer of the cash proceeds from the issuance of the Note by the Company to such a Subsidiary shall not be found to violate this Section 5(f). (g) Restricted Issuances. The Company shall not, directly or indirectly, without the prior written consent of the Holder, issue any other securities that would cause a breach or default under the Note or the Warrant. (h) Restriction on Redemption and Cash Dividends. The Company shall not, and the Company shall cause each of its Subsidiaries to not, directly or indirectly, redeem, repurchase or declare or pay any cash dividend or distribution on any of its Common Shares. (i) Stay, Extension and Usury Laws. To the extent that it may lawfully do so, the Company (A) agrees that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law (wherever or whenever enacted or in force) that may affect the covenants or the performance of this Note; and (B) expressly waives all benefits or advantages of any such law and agrees that it will not, by resort to any such law, hinder, delay or impede the execution of any power granted to the Holder by this Note, but will suffer and permit the execution of every such power as though no such law has been enacted. (j) Taxes. The Company and its Subsidiaries shall pay when due all taxes, fees or other charges of any nature whatsoever (together with any related interest or penalties) now or hereafter imposed or assessed against the Company and its Subsidiaries or their respective assets or upon their ownership, possession, use, operation or disposition thereof or upon their rents, receipts or earnings arising therefrom (except where the failure to pay would not, individually or in the aggregate, have a material effect on the Company or any of its Subsidiaries). The Company and its Subsidiaries shall file on or before the due date therefor all personal property tax returns (except where the failure to file would not, individually or in the aggregate, have a material effect on the Company or any of its Subsidiaries). Notwithstanding the foregoing, the Company and its Subsidiaries may contest, in good faith and by appropriate proceedings, taxes for which they maintain adequate reserves therefor in accordance with GAAP. (k) Tax Forms. The Holder, if reasonably requested by the Company, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Company as will enable the Company to determine whether or not the Holder is subject to withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding sentence, the completion, execution and submission of such documentation shall not be required if in the Holder’s reasonable judgment such completion, execution or submission would subject such Holder to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of the Holder. The Holder agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Company in writing of its legal inability to do so. (l) Refunds. If the Holder determines, in its sole discretion exercised in good faith, that it has received a refund of any Indemnified Taxes as to which it has been indemnified pursuant to this Note, it shall pay to the Company an amount equal to such refund (but only to the extent of indemnity payments made under this Note with respect to the Indemnified Taxes giving rise to such refund), net of all out-of-pocket expenses (including taxes) of the Holder and without interest (other than any interest paid by the relevant governmental authority with respect to such refund). The Company, upon the request of the Holder, shall repay to the Holder the amount paid over pursuant to this Section 5(l) (plus any penalties, interest or other charges imposed by the relevant governmental authority) in the event that the Holder is required to repay such refund to such governmental authority. Notwithstanding anything to the contrary in this Section 5(l), in no event will the Holder be required to pay any amount to the Company pursuant to this Section 5(l) the DocuSign Envelope ID: 7C1FB7A6-70CE-4846-988F-FA3051326F4A

Wejo | Unsecured Note Page 7 payment of which would place the Holder in a less favorable net after-tax position than the Holder would have been in if the Indemnified Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Indemnified Tax had never been paid. This paragraph shall not be construed to require the Holder to make available its tax returns (or any other information relating to its taxes that it deems confidential) to the Company. (m) Rights Upon Issuance of Other Securities. The Company will issue the Holder a five-year warrant exercisable for such number of the Common Shares determined by dividing 100% of the Principal by the closing price of the Common Shares as reported by the Principal Market on the Trading Day immediately prior to the issuance of securities in a Subsequent Financing, subject to a floor price equal to the higher of the closing bid price of the Common Shares and the “Nasdaq Minimum Price” (as defined in Nasdaq Rule 5635) as of the Issuance Date, at an exercise price per share equal to 110% the closing bid price of the Common Shares as reported by the Principal Market on the trading day immediately prior to the Subsequent Financing subject to a floor price equal to the higher of the closing bid price of the Common Shares and the “Nasdaq Minimum Price” (as defined in Nasdaq Rule 5635) as of the Issuance Date (the “Warrant”). (n) 19.99% Share Cap. The Company shall not issue Warrant Shares upon conversion, exercise or otherwise pursuant to the terms of this Warrant to the extent that the issuance of any such Warrant Shares would exceed the aggregate number of Common Shares which the Company may issue upon exercise of the Warrant, or otherwise pursuant to the terms of this Warrant, without breaching the Company’s obligations under the rules or regulations of Nasdaq, except that such limitation shall not apply in the event that the Company obtains the approval of its stockholders as required by the applicable rules of Nasdaq for issuances of Warrant Shares upon exercise of this Warrant or otherwise pursuant to the terms of this Warrant in excess of such amount. In the event that the Company is prohibited from issuing any Warrant Shares pursuant to this Section (the “Exchange Cap Shares”), the Company shall pay cash in exchange for the cancellation of such Warrant Shares at a price equal to the sum of (i) the product of (x) such number of Exchange Cap Shares and (y) the closing sale price of the Common Shares on the Company’s Principal Market (currently Nasdaq) on the Trading Day Holder delivers the applicable exercise notice with respect to such Exchange Cap Shares to the Company. The limitation contained in this paragraph may not be waived. 6. AMENDING THE TERMS OF THIS NOTE. This Note may not be amended or modified unless in writing by the Company and the Holder, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. 7. TRANSFER. This Note may be offered, sold, assigned or transferred by the Holder without the consent of the Company. 8. REMEDIES, CHARACTERIZATIONS, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF. The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note and any of the other Transaction Documents at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the Holder’s right to pursue actual and consequential damages for any failure by the Company to comply with the terms of this Note. No failure on the part of the Holder to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Holder of any right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. In addition, the exercise of any right or remedy of the Holder at law or equity or under this Note or any of the documents shall not be deemed to be an election of Holder’s rights or remedies under such documents or at law or equity. The Company covenants to the Holder that there shall be no characterization concerning this instrument other than as expressly provided herein. Amounts DocuSign Envelope ID: 7C1FB7A6-70CE-4846-988F-FA3051326F4A

Wejo | Unsecured Note Page 8 set forth or provided for herein with respect to payments and the like (and the computation thereof) shall be the amounts to be received by the Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Holder shall be entitled, in addition to all other available remedies, to specific performance and/or temporary, preliminary and permanent injunctive or other equitable relief from any court of competent jurisdiction in any such case without the necessity of proving actual damages and without posting a bond or other security. The Company shall provide all information and documentation to the Holder that is reasonably requested by the Holder to enable the Holder to confirm the Company’s compliance with the terms and conditions of this Note. 9. PAYMENT OF COLLECTION, ENFORCEMENT AND OTHER COSTS. If (a) this Note is placed in the hands of an attorney for collection or enforcement or is collected or enforced through any legal proceeding or the Holder otherwise takes action to collect amounts due under this Note or to enforce the provisions of this Note or (b) there occurs any bankruptcy, reorganization, receivership of the Company or other proceedings affecting Company creditors’ rights and involving a claim under this Note, then the Company shall pay the costs incurred by the Holder for such collection, enforcement or action or in connection with such bankruptcy, reorganization, receivership or other proceeding, including, without limitation, attorneys’ fees and disbursements. The Company expressly acknowledges and agrees that no amounts due under this Note shall be affected, or limited, by the fact that the purchase price paid for this Note was less than the original Principal amount hereof. 10. CONSTRUCTION; HEADINGS. This Note shall be deemed to be jointly drafted by the Company and the initial Holder and shall not be construed against any such Person as the drafter hereof. The headings of this Note are for convenience of reference and shall not form part of, or affect the interpretation of, this Note. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof. The terms “including,” “includes,” “include” and words of like import shall be construed broadly as if followed by the words “without limitation.” The terms “herein,” “hereunder,” “hereof” and words of like import refer to this entire Note instead of just the provision in which they are found. Unless expressly indicated otherwise, all section references are to sections of this Note. 11. FAILURE OR INDULGENCE NOT WAIVER. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party. 12. NOTICES; CURRENCY; PAYMENTS. (a) Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Note must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, if received before 5:00 p.m. Eastern Standard time on a Business Day or, if received after 5:00 p.m. Eastern Standard Time on a Business Day or if not received on a Business Day, on the next succeeding Business Day, when sent by electronic mail (provided that such sent email is kept on file (whether electronically or otherwise) by the sending party and the sending party does not receive an automatically generated message from the recipient’s email server that such email could not be delivered to such recipient); or (iii) one Business Day after deposit with an overnight courier service with next day delivery specified, in each case, properly addressed to the party to receive the same. The addresses and e-mail addresses for such communications shall be: If to the Company: DocuSign Envelope ID: 7C1FB7A6-70CE-4846-988F-FA3051326F4A

Wejo | Unsecured Note Page 9 Wejo Group Limited Canon’s Court 22 Victoria Street Hamilton HM12, Bermuda Attention: Chief Financial Officer If to the Holder: Timothy Lee 15 N. Calibogue Cay Road Hilton Head, SC. 29928 (b) Currency. All dollar amounts referred to in this Note are in United States Dollars (“U.S. Dollars”), and all amounts owing under this Note shall be paid in U.S. Dollars. All amounts denominated in other currencies (if any) shall be converted into the U.S. Dollar equivalent amount in accordance with the Exchange Rate on the date of calculation. “Exchange Rate” means, in relation to any amount of currency to be converted into U.S. Dollars pursuant to this Note, the U.S. Dollar exchange rate as published in the Wall Street Journal on the relevant date of calculation (it being understood and agreed that where an amount is calculated with reference to, or over, a period of time, the date of calculation shall be the final date of such period of time). (c) Payments. Whenever any payment of cash is to be made by the Company to any Person pursuant to this Note, unless otherwise expressly set forth herein, such payment shall be made in lawful money of the United States of America by wire transfer of immediately available funds to an account designated by such Person provided to the Company in writing. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a Business Day, the same shall instead be due on the next succeeding day which is a Business Day. 13. CANCELLATION. After all Principal at the Redemption Premium has been paid in full, this Note shall automatically be deemed canceled, shall be surrendered to the Company for cancellation and shall not be reissued. 14. WAIVER OF NOTICE. To the extent permitted by law, the Company hereby irrevocably waives demand, notice, presentment, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and the Purchase Agreement. 15. GOVERNING LAW; VENUE. All questions concerning the construction, validity, enforcement, interpretation and performance of this Note shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. The Company and the Holder hereby irrevocably submits to the exclusive jurisdiction of the federal and state courts sitting in The City of New York, New York, Borough of Manhattan for the adjudication of any dispute hereunder or with any transaction contemplated hereby, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Nothing contained herein shall be deemed or operate to preclude any Holder from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company’s obligations to the Holder or to enforce a judgment or other court ruling in favor DocuSign Envelope ID: 7C1FB7A6-70CE-4846-988F-FA3051326F4A

Wejo | Unsecured Note Page 10 of the Holder. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR UNDER ANY OTHER TRANSACTION DOCUMENT OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY. 16. SEVERABILITY. If any provision of this Note is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Note so long as this Note as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s). 17. MAXIMUM PAYMENTS. Nothing contained herein shall be deemed to establish or require the payment of charges in excess of the maximum permitted by applicable law. In the event that the Redemption Premium required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Company to the Holder and thus refunded to the Company. 18. CERTAIN DEFINITIONS. For purposes of this Note, the following terms shall have the following meanings: “1933 Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder. “1934 Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder. “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in The City of New York generally are open for use by customers on such day. “Common Shares” means (i) the Company’s common shares and (ii) any capital stock into which such common shares shall have been changed or any capital stock resulting from a reclassification of such Common Shares. “Eligible Market” means The New York Stock Exchange, the NYSE American, the Nasdaq Global Select Market, the Nasdaq Global Market or the Principal Market. “Excluded Taxes” shall mean any of the following taxes imposed on or with respect to Holder or required to be withheld or deducted from a payment to Holder, (i) taxes imposed on or measured by net income (however denominated), franchise taxes, and branch profits taxes, in each DocuSign Envelope ID: 7C1FB7A6-70CE-4846-988F-FA3051326F4A

Wejo | Unsecured Note Page 11 case, (A) imposed as a result of Holder being organized under the laws of, or having its principal office located in, the jurisdiction imposing such Tax (or any political subdivision thereof), or (B) imposed as a result of a present or former connection between such Holder and the jurisdiction imposing such tax (other than connections arising from such Holder having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced this Note, or sold or assigned an interest in this Note), (ii) taxes attributable to Holder’s failure to comply with Error! Reference source not found. 5(k), and (iv) any Taxes imposed under FATCA. “FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Note (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code, and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among governmental authorities and implementing such sections of the Code. “GAAP” means United States generally accepted accounting principles, consistently applied. “Group” means a “group” as that term is used in Section 13(d) of the 1934 Act and as defined in Rule 13d-5 thereunder. “Indebtedness” shall have the meaning ascribed to such term in the Purchase Agreement. “Indemnified Taxes” shall mean taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Company under this Note. “Investment” means any beneficial ownership (including stock, partnership or limited liability company interests) of or in any Person, or any loan, advance or capital contribution to any Person or the acquisition of all, or substantially all, of the assets of another Person or the purchase of any assets of another Person for greater than the fair market value of such assets. “Maturity Date” means May 22, 2023. “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity or a government or any department or agency thereof. “Principal Market” means the Nasdaq Global Market (or, if the Common Shares are not listed on the Nasdaq Global Market and are listed on one or more Eligible Markets, the primary Eligible Market in which the Common Shares are then listed). “Redemption Premium” means an amount equal to 110% of the outstanding Principal amount as of the Maturity Date or such earlier date of payment of Principal by the Company in its discretion. “Subsequent Financing” means the issuance of securities in a subsequent financing commencing during the period from the Issuance Date and ending on the one-year anniversary thereof involving an offering of any shares of capital stock, convertible securities, rights, options, warrants or any other kind of the Company’s securities. “Subsidiaries” means any Person in which the Company, directly or indirectly, (I) owns any of the outstanding capital stock or holds any equity or similar interest of Person or (II) controls or operates all or any part of the business, operations or administration of such Person, “Warrant” means the warrant issued to the Holder pursuant to this Note. DocuSign Envelope ID: 7C1FB7A6-70CE-4846-988F-FA3051326F4A

Wejo | Unsecured Note Page 12 “Warrant Shares” means the Common Shares to be issued to the Holder upon exercise of the Warrant. [signature page follows] DocuSign Envelope ID: 7C1FB7A6-70CE-4846-988F-FA3051326F4A

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed as of the Issuance Date set out above. COMPANY: WEJO GROUP LIMITED By: John Maxwell Chief Financial Officer DocuSign Envelope ID: 7C1FB7A6-70CE-4846-988F-FA3051326F4A